SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2004

Exact Name of
Commission	Registrant	State or other	IRS Employer
File	as specified in	Jurisdiction of	Identification
Number	its charter	Incorporation	Number
1-12609	PG&E Corporation	California	94-3234914

1-2348	Pacific Gas and Electric Company	California	94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177	PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000	PG&E Corporation (415) 267-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Participating Securities and the Two-Class Method of Computing Earnings per Share

     This Current Report on Form 8-K is being filed to update earnings per share calculations for each of the three years in the three-year period ended December 31, 2003 to reflect PG&E Corporation’s adoption of a new accounting standard for the quarter ended March 31, 2004, and to incorporate such updated information by reference into PG&E Corporation’s registration statement on Form S-4 (Registration Statement No. 333-114923) related to a proposed exchange offer (Registration Statement). As previously disclosed in the Quarterly Report on Form 10-Q of PG&E Corporation and Pacific Gas and Electric Company (Utility) for the quarter ended March 31, 2004 (Form 10-Q), on March 31, 2004, the Financial Accounting Standards Board (FASB) ratified the consensus reached by its Emerging Issues Task Force (EITF) on EITF Issue 03-06, “Participating Securities and the Two-Class Method under FASB Statement No. 128” (EITF 03-06). EITF 03-06 provides additional guidance related to the calculation of earnings per share under FASB Statement No. 128, “Earnings per Share” (SFAS No. 128), which includes application of the “two-class” method in computing earnings per share, identification of participating securities, and requirements for the allocation of undistributed earnings (and losses) to participating securities. PG&E Corporation adopted EITF 03-06 for the quarter ended March 31, 2004 and all prior periods presented. (See the section of Note 1 of the Notes to the Consolidated Financial Statements entitled “Participating Securities and the Two-Class Method” in the Form 10-Q.)

     Attached hereto as Exhibit 99.1 are portions of PG&E Corporation’s and the Utility’s annual report to shareholders, filed with the Current Report on Form 8-K dated March 2, 2004, that have been revised to reflect the impact of the adoption of EITF 03-06 on the calculation of earnings per share for each of the three years in the three-year period ended December 31, 2003. Basic earnings (loss) per share was calculated using the “two-class” method by dividing earnings (loss) allocated to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share was calculated using the “two-class” method by dividing earnings (loss) allocated to common shareholders by the sum of the weighted average number of common shares outstanding and the assumed issuance of common shares for all dilutive securities. There was no impact on PG&E Corporation’s or the Utility’s consolidated operations, cash flows, or shareholders’ equity as a result of these changes.

     Except as described above, no other changes have been made to information contained in the portions of the annual report to shareholders filed with the Current Report on Form 8-K dated March 2, 2004.

     In a Current Report on Form 8-K filed on April 27, 2004 to provide certain required pro forma financial information to be incorporated by reference into the Registration Statement, PG&E Corporation presented basic earnings per share for 2003 of $2.05 (as previously reported in the Annual Report on Form 10-K filed on February 19, 2004) and presented basic earnings per share for 2003 on a pro forma basis of $1.10.

As revised to reflect the adoption of EITF 03-06 by PG&E Corporation, the basic earnings per share for 2003 would have been $1.96 and basic earnings per share for 2003 on a pro forma basis would have been $1.06. Also, in the Current Report on Form 8-K filed on April 27, 2004, PG&E Corporation presented diluted earnings per share for 2003 of $1.96 (as previously reported in the Annual Report on Form 10-K filed on February 19, 2004) and presented diluted earnings per share on a pro forma basis of $1.08. As revised to reflect the adoption of EITF 03-06, the diluted earnings per share for 2003 would have been $1.92 and diluted earnings per share for 2003 on a pro forma basis would have been $1.04. As noted in the Current Report on Form 8–K filed on April 27, 2004, all such unaudited pro forma condensed consolidated financial information should be read in conjunction with PG&E Corporation’s and the Utility’s consolidated financial statements and other information included in Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

             (c) Exhibits

23	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

99.1	This exhibit is comprised of the following sections of the 2003 Annual Report to Shareholders of PG&E Corporation and Pacific Gas and Electric Company: “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Report of Independent Registered Public Accounting Firm,” “Responsibility for the Consolidated Financial Statements,” financial statements of PG&E Corporation entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” and “Consolidated Statements of Common Shareholders’ Equity,” financial statements of Pacific Gas and Electric Company entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” “Consolidated Statements of Shareholders’ Equity,” “Notes to the Consolidated Financial Statements,” and “Quarterly Consolidated Financial Data (Unaudited)” that have been revised to reflect the impact of the adoption of EITF 03-06.

99.2	Financial Statement Schedules and Report of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

99.3	Computation of Earnings per Share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

CHRISTOPHER P. JOHNS

Christopher P. Johns Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

LINDA Y.H. CHENG

Linda Y.H. Cheng Corporate Secretary

Dated: June 18, 2004

EXHIBIT INDEX

Number	Description
23	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

99.1	This exhibit is comprised of the following sections of the 2003 Annual Report to Shareholders of PG&E Corporation and Pacific Gas and Electric Company: “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Report of Independent Registered Public Accounting Firm,” “Responsibility for the Consolidated Financial Statements,” financial statements of PG&E Corporation entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” and “Consolidated Statements of Common Shareholders’ Equity,” financial statements of Pacific Gas and Electric Company entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” “Consolidated Statements of Shareholders’ Equity,” “Notes to the Consolidated Financial Statements,” and “Quarterly Consolidated Financial Data (Unaudited)” that have been revised to reflect the impact of the adoption of EITF 03-06.

99.2	Financial Statement Schedules and Report of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

99.3	Computation of Earnings per Share